Supplement, dated September 18, 1997, to the prospectuses, dated May 1, 1997 of
                       Seligman High-Yield Bond Series and
          Seligman U.S. Government Securities Series (each, a "Series")

      The following supplements the information set forth in each Series' prospectus under "Purchase of Shares."


      There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.





TX4S-9/97